Exhibit 99.2


                                WAIVER AGREEMENT
                                ----------------


     This Waiver Agreement (this "Agreement"), entered into as of April 3, 2006, is among PIER 1 IMPORTS (U.S.), INC. and PIER 1 KIDS, INC. (collectively, the "Borrowers"), each other Loan Party (all capitalized terms not defined herein shall have the meaning given to such term in the Credit Agreement) and each of the undersigned Lenders.

                                    RECITALS

     A. Borrowers and Lenders are parties to that one certain Credit Agreement dated as of November 22, 2005 (the "Credit Agreement");

     B. Borrowers have learned that certain of Parent's financial statements are not in accord with GAAP as required by the Credit Agreement. More specifically, the Parent had not appropriately reflected the exchange of its proprietary credit card receivables for its retained interest in the securitized receivables as a non-monetary transaction. As a result, both cash provided by operating activities and cash used in investing activities were overstated in the consolidated statements of cash flows in each of the three years ended February 26, 2005 and the fiscal 2006 quarterly periods;

     C. Borrowers have requested that Required Lenders waive any defaults that might have arisen under the Credit Agreement and the other Loan Documents related thereto.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereto agree as follows:

     1. Waiver. The undersigned Lenders, being the Required Lenders necessary for the waiver herein, hereby waive any Default or Event of Default, which has arisen under Sections 3.04, 3.11, 5.01, and 7.01(c) of the Credit Agreement, resulting from the Parent's Statements of Cash Flows not being classified in compliance with GAAP on financial statements delivered prior to the date of this Agreement.

     2. Status of the Credit Agreement. This Agreement is limited solely for the purpose and to the extent expressly set forth herein, and nothing herein contained or implied shall constitute a waiver or amendment of (a) the provisions of Sections 3.04, 3.11, 5.01, and 7.01(c) of the Credit Agreement on any other occasion or (b) any other term or condition of the Credit Agreement, any of the Loan Documents or of any right, power or remedy of Lenders with respect to thereto, each of which remain in full force and effect as written. Notwithstanding the foregoing waiver, the Borrowers shall furnish the Lenders with a corrected Statement of Cash Flows on or before the date that the Parent's annual report on Form 10-K for the year ended February 25, 2006 is filed.

     3. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

     4. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

                                BORROWERS:

                                PIER 1 IMPORTS (U.S.), INC.
                                PIER 1 KIDS, INC.


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President and CFO


                                LOAN PARTIES:

                                PIER 1 IMPORTS, INC.


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President,
                                       CFO and Treasurer


                                PIER 1 ASSETS, INC.


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President, CFO and
                                       Treasurer


                                PIER 1 LICENSING, INC.


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President and CFO

                                PIER 1 HOLDINGS, INC.


                                By:
                                   ---------------------------------------------
                                Name: Charles H. Turner
                                Title:  Executive Vice President and CFO


                                PIER 1 SERVICES COMPANY, a Delaware statutory trust

                                By:  Pier 1 Holdings, Inc., Managing Trustee


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President and CFO


                                PIER 1 VALUE SERVICES, LLC

                                By: Pier 1 Imports (U.S.), Inc., its sole
                                    member and manager


                                By:
                                   ---------------------------------------------
                                Name:  Charles H. Turner
                                Title: Executive Vice President and CFO

                                REQUIRED LENDERS

                                BANK OF AMERICA, N.A.


                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------

                                WELLS FARGO RETAIL
                                FINANCE, LLC,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                WACHOVIA BANK, NATIONAL ASSOCIATION,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                HSBC BANK USA, NA,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                JPMORGAN CHASE BANK, N.A.,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                GENERAL ELECTRIC CAPITAL CORPORATION,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                CITICORP USA, INC.,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                SUNTRUST BANK,


                                By:
                                   ---------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------